CHOCK FULL O'NUTS CORPORATION


	SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN





	TABLE OF CONTENTS


	Page No.

ARTICLE I.
ESTABLISHMENT AND PURPOSE	  1
1.1.	Establishment	  1
1.2.	Purpose	  1

ARTICLE II.
DEFINITIONS	  2
2.1.	Accrued Benefit	  2
2.2.	Actuarial Equivalent	  3
2.3.	Administrative Committee	  3
2.4.	Affiliated Group	  3
2.5.	Annuity Starting Date	  3
2.6.	Benefit Service	  3
2.7.	Board of Directors	  3
2.8.	Change in Control	  3
2.9.	Code	  5
2.10	Company	  5
2.11.	Early Retirement Date	  5
2.12.	Effective Date	  5
2.13.	Hour of Service	  5
2.14.	Independent Actuary	  5
2.15.	Joint and 50% Survivor Annuity	  5
2.16.	Late Retirement Date	  6
2.17.	Life Annuity	  6
2.18.	Normal Retirement Date	  6
2.19.	Participant	  6
2.20.	Pension Plan	  6
2.21.	Plan	  6
2.22.	Retirement 	  6
2.23.	Required Funding Amount 	  6
2.24.	Retirement Date	  7
2.25.	Spouse	  7
2.26.	Surviving Spouse	  7
2.27	Termination for Cause	  7
2.28.	Trust	  7
2.29.	Trustee	  7


ARTICLE III.
PLAN PARTICIPATION	  7
3.1.	Eligibility to Participate in the Plan	  7
3.2.	Participation	  8

ARTICLE IV.
BENEFITS	  8
4.1.	Retirement Benefits	  8
4.2.	Deferred Vested Benefit	  9
4.3.	Form of Retirement or Deferred Vested Benefit	  9
4.4.	Death Benefit	 10
4.5.	Time of Payment	 11
4.6.	Suspension of Benefits	 12
4.7.	Claims of Creditors	 13

ARTICLE V.
VESTING	 13
5.1.	Vesting	 13

ARTICLE VI.
CHANGE IN CONTROL 	 14
6.1.	Change in Control	 14

ARTICLE VII.
PLAN ADMINISTRATION	 15
7.1.	Administration of the Plan	 15

ARTICLE VIII.
AMENDMENT AND TERMINATION	 16
8.1.	Amendment and Termination of the Plan	 16

ARTICLE IX.
GENERAL PROVISIONS	 16
9.1.	Funding	 16
9.2.	Nonalienation of Benefits under this Plan 	 16
9.3.	Plan not a Contract of Employment 	 17
9.4.	Required Notification to Administrative Committee 	 17
9.5.	Successors 	 18
9.6.	Facility of Payment 	 18
9.7.	Required Information to Administrative Committee 	 19
9.8.	Claims Procedure 	 20
9.9.	Indemnification 	 20
9.10.	Controlling State Law 	 20
9.11.	Severability 	 20
9.12.	Adoption of the Plan 	 21

APPENDIX I	 22

CHOCK FULL O'NUTS CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


Article I
ESTABLISHMENT AND PURPOSE
I.1	Establishment.  Effective as of January 1, 1998, the Company
adopted a supplemental retirement plan known as the Plan for the benefit of a select group of highly compensated employees and their Surviving Spouses.
I.2	Purpose.  The purpose of the Plan is to provide retirement
income and supplemental death benefits based on compensation in excess of the limitations imposed by Code Section 401(a)(17) for eligible Participants to supplement the benefits accrued under the Pension Plan, and to enable the Company to attract and retain certain key executives. The Plan is intended to qualify as a plan maintained primarily for the purpose of providing certain deferred compensation benefits to a select group of management or highly compensated employees, as described in Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").


	Article II
	DEFINITIONS
Definitions.  As used herein, the following words and phrases have the meanings ascribed to them in Article II unless a different meaning is plainly required by the context.  Some of the words and phrases used in the Plan are not defined in this Article II, but, for convenience, are defined as they are introduced into the text. Words in the masculine gender shall be deemed to include the feminine gender and words in the feminine gender shall be deemed to include the masculine gender.  Any headings used herein are included for ease of reference only, and are not to be construed so as to alter any of the terms of the Plan.
II.1	"Accrued Benefit" shall mean with respect to a Participant a monthly benefit expressed as a Life Annuity as of a specified date equal to (a) minus (b) below (both calculated as of the Participant's Retirement) and, if applicable, as adjusted pursuant to (c) below
(but not less than zero) where:
	(a)	is the vested benefit that would be payable to the
Participant under the Pension Plan computed without regard to the limitation imposed by Section 401(a)(17) of the Code, such vested benefit not to exceed one hundred and thirty thousand dollars
($130,000) per annum;
  	(b)	is the vested benefit payable to the Participant under
the Pension Plan; and
	(c)	is the reduction for early retirement benefit
commencement under the terms of the Pension Plan, to the extent that the Participant's Annuity Starting Date precedes his Normal
Retirement Date.
II.2	"Actuarial Equivalent" shall mean a benefit or benefits which are of equal value at the date of determination to the benefits for which they are to be submitted.  Actuarial Equivalence shall be based on the interest and mortality tables used to determine actuarial equivalence under Appendix 1 of the Pension Plan.
II.3	"Administrative Committee" shall mean the Compensation
Committee of the Board of Directors which shall administer the Plan in accordance with Article VII.
II.4	"Affiliated Group" shall mean the Company and all other
entities required to be aggregated under Code Sections 414(b), (c) or
(m).
II.5	"Annuity Starting Date" shall mean the first day of the first period for which an amount is payable as an annuity, or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such a benefit.
II.6	"Benefit Service" shall mean the sum of all credited service earned under the Pension Plan determined as set forth under such plan.
II.7	"Board of Directors" shall mean the Board of Directors of the
Company.
II.8	"Change in Control" shall occur if:
			(a) the individuals who, as of December 31, 1997, constitute the Board of Directors of the Company (the "Incumbent
Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to December 31, 1997 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such an individual were a member of the Incumbent Board;
			(b) any individual, entity, or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Securities Exchange
Act of 1934, as amended), acquires (directly or indirectly) the beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than twenty (20) percent of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting
Power");
			(c) any share of common stock or any other voting securities of the Company shall be purchased pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company); or
			(d) the Company's stockholders shall approve a merger or consolidation, sale or disposition of all or substantially all of the Company's assets or a plan of liquidation or dissolution of the Company, other than (A) a merger of consolidation in which the voting securities of the Company outstanding immediately prior thereto will become (by operation of law), or are to be converted into, voting securities of the surviving corporation or its parent corporation immediately after such merger or consolidation that are owned by the same person or entity or persons or entities as immediately prior thereto and possess at least seventy-five (75)
percent of the Voting Power held by the voting securities of the surviving corporation or its parent corporation, (B) a merger or consolidation effected to implement a recapitalization of the Company
(or similar transaction) in which no person acquires more than fifty
(50) percent of the Voting Power, or (C) a merger of consolidation in which the Company is the surviving corporation and such transaction was determined not to be a Change in Control, which transaction and determination was approved by a majority of the Board in actions taken prior to, and with respect to, such transaction.
II.9	"Code" shall mean the Internal Revenue Code of 1986, as
amended.  Reference to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.
II.10	"Company" shall mean Chock full o'Nuts Corporation and any
successor thereof.
II.11	"Early Retirement Date" shall have the same meaning as set
forth in Article I of the Pension Plan.
II.12	"Effective Date" shall mean January 1, 1998.
II.13	"Hour of Service" shall have the same meaning as set forth in
Article I of the Pension Plan.
II.14	"Independent Actuary" shall mean the actuarial consultant
appointed by the Trustee in accordance with the Trust to determine the Required Funding Amount.
II.15	"Joint and 50% Survivor Annuity" shall mean a series of monthly installments which will be made for the lifetime of the Participant.
 If the Participant predeceases his Spouse, payment in an amount equal to fifty percent (50%) of the Participant's monthly payment will continue for the Spouse's life.  The benefit under a Joint and
50% Survivor Annuity will be the Actuarial Equivalent of the benefit under the Life Annuity form of payment.
II.16	"Late Retirement Date" shall have the same meaning as set forth in the Pension Plan.
II.17	"Life Annuity" shall mean a series of monthly installments
which continue for the lifetime of the Participant and cease upon his death.
II.18	"Normal Retirement Date" shall have the same meaning as set
forth in the Pension Plan.
II.19	"Participant" shall mean any employee of the Company who
becomes eligible to participate in the Plan and who continues to be entitled to any benefits under the Plan.
II.20	"Pension Plan" shall mean the Chock full o'Nuts Corporation
Pension Plan, as such plan may be amended, from time to time.
II.21	"Plan" shall mean the Chock full o'Nuts Corporation
Supplemental Executive Retirement Plan, as such plan may be amended, from time to time.
II.22	"Retirement" shall mean separation from service with all
members of the Affiliated Group at a time when the Participant is eligible for payment of an Accrued Benefit pursuant to Article IV.
II.23	"Required Funding Amount" shall mean the sum of the aggregate present value of all vested Accrued Benefits, and (ii) the present value of all estimated fees and expenses of the Trust, each as determined by the Independent Actuary at the times and in the manner described in the Trust, using actuarial assumptions set forth under
Section 1.2 of the Pension Plan.
II.24	"Retirement Date" shall have the same meaning as set forth in
Article I of the Pension Plan.
II.25	"Spouse" shall mean the person legally married to the
Participant as of his or her Annuity Starting Date.
II.26	"Surviving Spouse" shall mean the person legally married to the
Participant at his date of death.
II.27	Termination for Cause shall mean termination on account of
dishonesty or any act or conduct on the part of the Participant which is materially injurious to the business or reputation of any member of the Affiliated Group.
II.28	"Trust" shall mean the Chock full o'Nuts Corporation Executive
Supplemental Retirement Plan Trust.
II.29	"Trustee" shall mean the trustee appointed under the Chock full
o'Nuts Corporation Executive Supplemental Retirement Plan (Springing)
Trust.
	Article III
	PLAN PARTICIPATION

III.1	Eligibility to Participate in the Plan.  Those employees of the
Company that are designated by the Board of Directors or the
Compensation Committee of the Board of Directors shall be eligible to participate in the Plan. A list of such Participants may, from time to time, be attached hereto as Appendix 1.
III.2	Participation.  A Participant shall remain a Participant so
long as he is vested in any Accrued Benefits under the Plan.
	Article IV
	BENEFITS
IV.1	Retirement Benefits.
	(a)	Except as otherwise provided herein, a Participant's
vested Accrued Benefit shall be determined as of his Normal
Retirement Date and paid commencing as of such date, provided that he has separated from service from the Affiliated Group ("Normal
Retirement Benefit").
	(b)	A Participant who separates from service from the
Affiliated Group prior to his Normal Retirement Date may, in accordance with Section 4.5, elect to commence payment of his vested Accrued Benefit as of an Early Retirement Date. In such event his benefit shall be equal to his vested Accrued Benefit (after any applicable reduction under Section 2.1(c) of the Plan) determined as of the Participant's Early Retirement Date and commencing as of such date ("Early Retirement Benefit").
	(c)	A Participant who separates from service from the
Affiliated Group after his Normal Retirement Date may, in accordance with Section 4.5, elect to commence payment of his vested Accrued
Benefit as of a Late Retirement Date.  In such event his benefit shall be equal to his vested Accrued Benefit determined as of his
Late Retirement Date (taking into account his service performed and Compensation earned after his Normal Retirement Date) and commencing as of such date ("Late Retirement Benefit").
IV.2	Deferred Vested Benefit.  A Participant who separates from
service from the Affiliated Group before he is eligible to receive payment of an Accrued Benefit but after he meets the vesting requirements of Article V shall be entitled to a deferred monthly retirement benefit. The Participant's benefit shall be equal to his vested Accrued Benefit calculated as of his date of separation from service, and subject to Section 4.5, commence on the first date on which he would be eligible to receive a Normal Retirement Benefit.
IV.3	Form of Retirement or Deferred Vested Benefit.  (a)  At the
election of the Participant, the vested Accrued Benefit under
Sections 4.1 and 4.2 of this Plan may be paid in the form of a Life
Annuity or a Joint and 50% Survivor Annuity.  Such election shall be made on a form provided by the Company within thirty (30) days after the date on which the Participant commences participation in the
Plan.  A Participant may change such election by filing an
appropriate form issued by the Company, provided that any such change in election shall not be effective unless made before the year in which the Participant separates from service from the Affiliated
Group.  Benefits under each form shall be paid in monthly
installments.  Benefits under this section other than in the form of a Life Annuity shall be the Actuarial Equivalent of a Life Annuity.
	(b) Notwithstanding subsection (a) above, a Participant who separates from service or retires with a vested Accrued Benefit shall be paid the Actuarial Equivalent of such benefit in a single sum if such Actuarial Equivalent does not exceed five thousand dollars
($5,000).  If the Participant subsequently resumes participation in the Plan, such Participant's benefit at his later date of separation from service shall be reduced by the amount of the Accrued Benefit that was previously paid to him.
IV.4	Death Benefit.  If the Participant's death occurs before the
Annuity Starting Date and the Participant elected a form of benefit other than a Life Annuity, a monthly benefit shall be payable to the Surviving Spouse for the remainder of his or her life as follows.
	(a)	Subject to paragraph (c) below, if a vested Participant
dies prior to an Early Retirement Date or Normal Retirement Date, his Surviving Spouse shall receive a survivor annuity for life equal to the annuity which would have been payable to such Surviving Spouse if such Participant had:
		(1)	separated from service from the Affiliated Group on
the date prior to the date of his date of death (or actual date of separation from service, if earlier);
		(2)	survived to the date he would have first become
eligible to commence receipt of a vested Accrued Benefit under the
Plan;
		(3)	retired on such date with a Joint and 50% Survivor
Annuity; and
		(4)	died on the next day.
	(b)	Subject to paragraph (c) below, if a vested Participant
dies after his Early Retirement Date or Normal Retirement Date, the Surviving Spouse shall receive a survivor annuity for life equal to the annuity that would have been payable to such Surviving Spouse if the Participant had retired on the date preceding his death with his vested Accrued Benefit payable in the form of a Joint and 50%
Survivor Annuity.
	(c)	A Surviving Spouse may, with the consent of the
Administrative Committee, defer the commencement of a death benefit but not later than the first day of the month following the
Participant's Normal Retirement Date (had he lived).
IV.5	Time of Payment.
	(a)	Unless a Participant elects otherwise, and subject to
Section 4.6, payment of the vested Accrued Benefit of a Participant under Sections 4.1 and 4.2 of the Plan shall commence as of the Participant's Normal Retirement Date, provided that he has separated from service from the Affiliated Group.  A Participant may, within thirty (30) days after the date on which he commences participation in the Plan, elect on a form provided by the Company to commence payment of his vested Accrued Benefit as of an Early Retirement Date or Late Retirement Date.  A Participant may change such election by filing an appropriate form issued by the Company, provided that any such change shall not be effective unless made before the year in which the Participant separates from service from the Affiliated
Group.
	(b)	Payment of a Participant's vested Accrued Benefit under
Section 4.4(a) of this Plan shall commence on the first day of the month following the first date on which the Participant would have been eligible to commence receipt of benefit payments under the Plan had he lived.  Payment of a Participant's vested Accrued Benefit under Section 4.4(b) of this Plan shall commence on the first day of the month following the Participant's death.
IV.6	Suspension of Benefits.
	(a)	The payment of a vested Accrued Benefit will be suspended
for each calendar month or four-or-five week payroll ending in a calendar month following the Annuity Starting Date during which a Participant receives payment for the performance of an Hour of
Service with the Company or any member of the Affiliated Group on each of eight (8) or more days (or separate work shifts).  A
Participant's vested Accrued Benefit which commences later than his
Normal Retirement Date will be computed without regard to amounts which are suspended under the preceding sentence.
	(b)	Benefits suspended in accordance with this Section shall
resume no later than the first day of the third calendar month following the calendar month when the Participant again fails to receive payment for the performance of an Hour of Service with the
Company or any member of the Affiliated Group on each of eight (8) or more days (or separate work shifts).  The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of employment and the resumption of payments, less any amounts which are subject to offset.
	(c)	The Administrative Committee may, in its discretion,
establish procedures for the resumption of benefits and the
offsetting of benefit overpayments, if any.
IV.7	Claims of Creditors.  It is the intent that benefits under the
Plan are and shall remain at all times subject to the claims of the general creditors of the Company.
	Article V
	VESTING
V.1	Vesting.  A Participant shall be 100% vested in his Accrued
Benefit after completion of five years of Vesting Service, upon attainment of Normal Retirement Age or death; provided, however, that if a Participant's employment with a member of the Affiliated Group is Terminated for Cause prior to Retirement the Participant's Accrued Benefit whether vested or not shall be forfeited.




	Article VI
	CHANGE IN CONTROL
VI.1	Change in Control.
	(a)	Not later than ten (10) days after the occurrence of a
Change in Control, the Company shall make a contribution to the Trust equal to the amount by which the Required Funding Amount exceeds the fair market value of the assets of the Trust, if any, on the date of such Change in Control. Such contribution shall be in cash, in marketable securities, or in a combination thereof acceptable to the Trustee. Upon receipt of such amount from the Company, the Trust shall make any and all payments required hereunder, which payments shall discharge the Company's obligations hereunder.
	(b)	In the event and at the time(s) following a Change in
Control that the Company receives notification from the Trustee indicating that the then Required Funding Amount exceeds the fair market value of the assets of the Trust, the Company shall, not later than thirty (30) days following receipt of such notice, make an additional contribution(s) to the Trust equal to such excess amount.
 Such additional contribution(s) shall be in cash, in marketable securities, or in a combination thereof acceptable to the Trustee.
	(c) 	The Company may at any time (whether prior to or after a
Change in Control) make other transfers of cash or marketable securities acceptable to the Trustee to the Trust to augment the principal to be held, administered and disposed of by the Trustee.
	Article VII
	PLAN ADMINISTRATION
VII.1	Administration of the Plan.  The Plan shall be administered by an Administrative Committee, which shall be appointed by the Board of Directors, subject, however, to any action taken by the Board of Directors in respect to the Plan. The Administrative Committee shall be responsible for the administration of the Plan and shall have all of the powers and duties set forth in the Pension Plan including, without limitation, the discretionary power to determine eligibility for participation in the Plan and to construe the terms of the Plan.
 The Administrative Committee shall file with the Department of Labor and distribute to the Participants any reports and other information required by applicable law and shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by it with respect to the Plan. The Administrative Committee shall cause the Independent Actuary to perform an actuarial valuation of the Plan at least annually in accordance with generally accepted actuarial principles.



	Article VIII
	AMENDMENT AND TERMINATION
VIII.1	Amendment and Termination of the Plan.  The Board of
Directors may amend or terminate the Plan at any time.  No such amendment or termination shall deprive any Participant or Surviving Spouse of any portion of any vested Accrued Benefit which would be payable if the Participant separated from service from the Affiliated Group for any reason (other than Termination for Cause), including death.
	Article IX
	GENERAL PROVISIONS
IX.1	Funding.  Benefits payable under this Plan to a Participant
shall, upon his separation from service from all members of the Affiliated Group, be paid directly from the general assets of the Company. Subject to Section 6.1, the Company shall not be obligated to set aside, earmark or escrow any funds or other assets to satisfy its obligations under this Plan, and the Participant and his
Surviving Spouse shall not have any property interest in any specific assets of the Company other than the unsecured right to receive payments from the Company as provided herein.
IX.2	Nonalienation of Benefits under this Plan.  Except for claims of indebtedness owing to the Company, the interests of Participants and their Surviving Spouses are not subject to claims, indebtedness, attachment, execution, garnishment, or other legal or equitable process and such interests may not be voluntarily or involuntarily sold, transferred or assigned. Any attempt by a Participant or his Surviving Spouse or any other person to sell, transfer, alienate, assign, pledge, anticipate, encumber, charge, or otherwise dispose of any right to benefits payable hereunder shall be void.
IX.3	Plan not a Contract of Employment.  This Plan shall not be
deemed to constitute a contract between the Company and any
Participant or to be a consideration or an inducement for the employment of any Participant or employee of the Company. Nothing contained in this Plan shall be deemed to give any Participant or employee the right to be retained in the service of the Company or to interfere with the right of the Company to discharge any Participant or employee at any time regardless of the effect which such discharge shall have upon such individual as a Participant in the Plan.
IX.4	Required Notification to Administrative Committee.  Each
Participant entitled to benefits hereunder shall file with the Administrative Committee from time to time in writing his post office address and each change of post office address, and any check representing payment hereunder and any communication addressed to a Participant or a former active Participant hereunder at his last address filed with the Administrative Committee, or if no such address has been filed, then at his last address as indicated on the records of the Company shall be binding on such person for all purposes of the Plan, and neither the Administrative Committee nor other payor shall be obliged to search for or ascertain the location of any such person.  If the Administrative Committee for any reason is in doubt as to the address of any Participant or former active Participant entitled to benefits hereunder or as to whether benefit payments are being received by the person entitled thereto, it shall, by registered mail addressed to the person concerned at his address last known to the Administrative Committee, notify such person that all unmailed and future retirement income payments shall be
henceforth withheld until he provides the Administrative Committee with evidence of his continued life and his proper mailing address.
IX.5	Successors. The provisions of this Plan shall be binding upon the Company, each Participating Employer, and their successors and assigns and upon each Participant and his heirs, spouses, estates, and legal representatives.
IX.6	Facility of Payment.  Whenever and as often as any person
entitled to payments hereunder shall be under a legal disability, or in the sole judgment of the Administrative Committee shall otherwise be unable to apply such payments to his own best interest and advantage, the Administrative Committee, in the exercise of its discretion, may direct all or any portion of such payments to be made in any one or more of the following ways:
	(a)	directly to such person;
	(b)	to his legal curator, guardian, or conservator, or other
court-appointed or court-recognized representatives; or
	(c)	to his Surviving Spouse, to another member of his family,
or to any other person, to be expended for his benefit.
IX.7	Required Information to Administrative Committee.  Each
Participant will furnish the Administrative Committee such
information as the Administrative Committee considers necessary or desirable for purposes of administering the Plan, and the provisions of the Plan respecting any payments thereunder are conditional upon the Participant's furnishing promptly such true, full and complete information as the Administrative Committee may request. Each Participant shall submit proof of his age to the Administrative
Committee at such time as required by the Administrative Committee.
The Administrative Committee will, if such proof of age is not submitted as required, use as conclusive evidence thereof such information as is deemed by it to be reliable, regardless of the lack of proof, or the misstatement of the age of persons entitled to benefits hereunder, by the Participant or otherwise, in such manner as the Administrative Committee deems equitable. Any notice or information which, according to the terms of the Plan or the rules of the Administrative Committee, must be filed with the Administrative Committee, shall be deemed so filed if addressed and either delivered in person or mailed to and received by the Administrative Committee, in care of the Company at:
				Chock full o'Nuts Corporation
				370 Lexington Avenue
				New York, New York  10017

IX.8	Claims Procedure.  In the event that any claim for benefits, which must initially be submitted in writing to the Administrative Committee, is denied (in whole or in part) hereunder, the claimant shall receive from the Company notice in writing, written in a manner calculated to be understood by the claimant, setting forth the specific reasons for denial, with specific reference to pertinent provisions of this Plan. Such notice shall be provided within ninety
(90) days of the Participant's claim for benefits. Any disagreements about such interpretations and construction may be appealed to the Administrative Committee within sixty (60) days after receipt of a benefit determination. The Administrative Committee shall respond to such appeal within sixty (60) days with a notice in writing fully disclosing its decision and the reasons therefor.
IX.9	Indemnification.  The Company shall indemnify each member of the Administrative Committee and its delegates under the Plan against any and all claims, losses, damages, expenses (including reasonable attorney's fees) and liabilities for anything done or omitted to be done in connection with the Plan except when the same is due to the willful misconduct of such person.
IX.10	Controlling State Law.  To the extent not superseded by the
laws of the United States, the Plan will be construed and enforced according to the laws of the State of New York.
IX.11	Severability.  In case any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal and invalid provisions had never been set forth.
IX.12	Adoption of Plan.  Any member of the Affiliated Group may, by action of its board of directors, adopt this Plan for its eligible employees, provided that the Board of Directors approves such adoption. The administrative powers and control
	of the Company as provided in the Plan shall not be deemed diminished under the Plan by reason of the participation of members of the Affiliated Group in the Plan.

	IN WITNESS WHEREOF, the Company has adopted this instrument on this ____ day of February, 1998, as of the effective date set forth above.

ATTEST (SEAL):	CHOCK FULL O'NUTS CORPORATION



_______________________	By:_______________________






CHOCK FULL O'NUTS CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Appendix I

List of Participants


BAER, PETER
CULLEN, MARTIN
DONNELL, TOM G.
FAZZARI, ANTHONY
GOLDBERG, MATTHEW
GOLDMAN, MICHAEL E.
HAAS, MARVIN
KASSAR, RICHARD A.
LAPIN, KENNETH A.
LEITNER, HOWARD M.
WEISE, STEPHEN


(..continued)






	- 1 -

R&O-363138.2



	- ii -



	- 11 -


















CHOCK FULL O'NUTS CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

(SPRINGING) TRUST



	TABLE OF CONTENTS

	Page No.


1.	Definitions	  1

2.	Trust Fund	  4

3.	Payments to Covered Persons	  5

4.	Insolvency	  8

5.	Payments to the Company	  9

6.	Trustee	  9

7.	Investments	 12

8.	Amendment or Termination	 18

9.	General Provisions	 19


	CHOCK FULL O'NUTS CORPORATION
	SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
	(SPRINGING) TRUST



	AGREEMENT AND DECLARATION OF TRUST ("Trust Agreement") dated as of September 14, 1998 by and between Chock full o'Nuts Corporation, a Delaware corporation ("Company") and IBJ Schroder Bank & Trust Company ("Trustee").

	W I T N E S S E T H :

	WHEREAS, the Company heretofore established the Chock full o'Nuts Corporation Supplemental Executive Retirement Plan (the "Plan"), for
the purpose of providing certain executives of the Company Supplemental Pension Benefits; and
	WHEREAS, the Company's obligations under the Plan are not funded or otherwise secured and the Company desires to assure that payment under the Plan will not be withheld in the event that a Change in
Control of the Company occurs; and
	WHEREAS, in the event of a Change in Control, the Company desires to deposit with the Trustee, subject only to the claims of the
Company's creditors, amounts to be used to pay Covered Benefits under the Plan;
	NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:
Section 1.	Definitions.

	(a)	"Board of Directors" means the board of directors of the
Company.

	(b)	"Change in Control" means any one of the following events:

		(1) the individuals who, as of December 31, 1997, constitute the Board of Directors of the Company (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to December 31, 1997 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such an individual were a member of the Incumbent Board;

		(2) any individual, entity, or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended), acquires (directly or indirectly) the beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than twenty (20) percent of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Power");

		(3) any share of common stock or any other voting securities of the Company shall be purchased pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company); or

		(4) the Company's stockholders shall approve a merger or consolidation, sale or disposition of all or substantially all of the Company's assets or a plan of liquidation or dissolution of the Company, other than (A) a merger of consolidation in which the voting securities of the Company outstanding immediately prior thereto will become (by operation of law), or are to be converted into, voting securities of the surviving corporation or its parent corporation immediately after such merger or consolidation that are owned by the same person or entity or persons or entities as immediately prior thereto and possess at least seventy-five (75) percent of the Voting Power held by the voting securities of the surviving corporation or its parent corporation, (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than fifty (50) percent of the Voting Power, or
(C) a merger of consolidation in which the Company is the surviving corporation and such transaction was determined not to be the Change in Control, which transaction and determination was approved by a majority of the Board in actions taken prior to, and with respect to, such transaction.

	(c)	"Code" means the Internal Revenue Code of 1986, as
amended.

	(d)	"Covered Benefit(s)" means all or part of the benefit
provided under the terms of the Plan payable to or in respect of a Covered Person who had accrued a benefit under the Plan before the date of the Change in Control.



	(e)	"Covered Person" means:

		(1) any person initially designated as a Covered Person as listed in Exhibit A who is either in the employ of the Company as of the date of the Change in Control or who has retired from the Company prior to, but is in receipt of or entitled to benefit payments under the Plan as of, the date of the Change in Control; and

		(2) any executive employed by the Company as of the date of the Change in Control who prior thereto was designated by the Board of Directors or the Compensation Committee of the Board of Directors for participation in the Plan and Trust; and

		(3) in the case of a deceased Covered Person, that Person's Surviving Spouse, when the context so requires.

	(f)	"ERISA" means the Employee Retirement Income Security Act
of 1974, as amended.

	(g)	"Independent Actuary" means the actuarial consultant
appointed by the Trustee in accordance with Section 6(d) hereof to recalculate the Required Funding Amount.

	(h)	"Insolvent" or "Insolvency" means any of the following
events:

		(1) The Company is unable to pay its debts as they become due; or

		(2) The Company shall make an assignment for the benefit of creditors, file as debtor a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver, liquidator, sequestrator, or any trustee for it or a substantial part of its assets, or shall commence as debtor any case under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction
(federal or state), whether now or hereafter in effect; or any other person or entity shall file such a petition or application, or shall commence such a case against the Company, unless and until such petition, application or case is withdrawn or dismissed; or the Company, by any act or omission, shall indicate its consent to, approval of or acquiescence in any such petition, application or case or order for relief or to the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its property, or shall suffer any such custodianship, receivership, or trusteeship to continue undischarged.

	(i)	"Investment Guidelines" means the Investment Guidelines in
effect pursuant to Section 7.

	(j)	"Payment Schedule" means, collectively, for the Covered
Persons a schedule of benefits (substantially in the form annexed hereto as Exhibit B) payable from the Trust Fund to such Covered
Person as may be provided to the Trustee by the Company in accordance with Section 3(f) of this Trust Agreement.

	(k)	"Reliable Source" means a report filed with the Securities
and Exchange Commission or a public statement issued by the Company, or a periodical of general circulation, including, but not limited to The New York Times or The Wall Street Journal.

	(l)	"Required Funding Amount" means, prior to the occurrence
of the Change in Control, the aggregate present value of all Covered Benefits which are included in Exhibit A as may be updated or modified from time to time by the Company and furnished to the Trustee in writing. After the occurrence of the Change in Control, the term "Required Funding Amount" means the sum of (i) the aggregate present value of all Covered Benefits, and (ii) the present value of all estimated fees and expenses of the Trust, each as determined by the Independent Actuary at the times and in the manner described in
Section 6(d).

	(m)	"Surviving Spouse" shall mean the person to whom a Covered
Person is legally married at his date of death.

	(n)	"Termination Affidavit" means an affidavit of a Covered
Person in the form annexed hereto as Exhibit C.

	(o)	"Trust" or "Trust Fund" means the trust fund held from
time to time by the Trustee hereunder consisting of all contributions received by the Trustee together with the investments and reinvestments made therewith and all net profits and earnings thereon less all payments and charges therefrom.

Section 2.  Trust Fund.

	(a)	Subject to the claims of creditors as hereinafter set
forth, the Company hereby deposits with the Trustee in trust One Hundred Dollars ($100) which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

	(b)	The Company, through its Chief Financial Officer, shall
notify the Trustee promptly in writing of the occurrence of the Change in Control.

	(c)	Not later than ten (10) days after the occurrence of the
Change in Control, the Company shall make a contribution to the Trust equal to the amount by which the initial Required Funding Amount, as set forth in Exhibit A, exceeds the fair market value of the assets of the Trust, if any, on the date of such Change in Control, as contained in the notification provided to the Company by the Trustee in accordance with Section 6(d). Not later than thirty (30) days after the occurrence of the Change in Control, the Company shall make an additional contribution to the Trust equal to the difference between the Required Funding Amount that has been recalculated by the Independent Actuary in accordance with Section 6(d) and the initial Required Funding Amount upon which the Company's first required contribution under this Section 2(c) was based. All contributions required to be made by the Company shall be in cash, marketable securities, or a combination thereof acceptable to the Trustee.

	(d)	In the event and at the time(s) following the Change in
Control that the Company receives a notification from the Trustee in accordance with Section 6(d) and Section 7(k) indicating that the then Required Funding Amount exceeds the fair market value of the assets of the Trust, the Company shall, not later than thirty (30) days following receipt of such notice, make an additional contribution(s) to the Trust equal to such excess amount. Such additional contribution(s) shall be in cash, marketable securities, or a combination thereof acceptable to the Trustee.

	(e)	The Company may at any time (whether prior to or after the
Change in Control) make other transfers of cash or marketable securities acceptable to the Trustee to the Trust to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

	(f)	The Trust shall be an irrevocable trust.

	(g)	The Trust is intended to be a grantor trust under section
671 of the Code, and shall be construed accordingly.

	(h)	The principal of the Trust, and any earnings thereon,
shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes herein set forth.
 Neither the Plan nor any Covered Person shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Trust prior to the time such assets are paid to the Covered Person.

Section 3.	Payments to Covered Persons.

	(a)	Upon receiving notification from the Company that the
Change in Control has occurred, the Trustee shall make payments of Covered Benefits if and to the extent that assets are available in the Trust for distribution, provided that at all times the Company is not Insolvent. The Trustee shall pay Covered Benefits to the Covered Persons in the following order:

		(1) First, the Trustee shall make payments of Covered Benefits to Covered Persons who are in pay status under the Plan as of the date of the Change in Control in the chronological order in which such Covered Persons are entitled to a payment of Covered Benefits thereunder (i.e., based on the date on which payments commenced under the Plan, with the earliest commencement date having the first priority); and

		(2) Second, the Trustee shall reserve sufficient assets to pay all Covered Benefits not then in pay status under the Plan.

	(b)	Prior to receiving notification from the Company that the
Change in Control has occurred, solely out of the Trust Fund and with no obligation otherwise to make any payment, the Trustee shall make such payments as shall be directed by the Chief Financial Officer of the Company in writing. The Trustee may rely and shall be fully protected in relying on such directions.

	(c)	In the event of a Covered Person's termination of
employment with the Company and the Affiliated Group (as such term is defined under the Plan) for any reason including death on or after the occurrence of the Change in Control, such Covered Person or his Surviving Spouse, as the case may be, shall provide the Trustee with a Termination Affidavit. If a Covered Person dies on or after the occurrence of the Change in Control, the Termination Affidavit shall be provided by the Surviving Spouse who shall also supply the Trustee with a certified copy of the death certificate of the Covered Person, an inheritance tax waiver and such other documents as the Trustee may require (including, without limitation, certified copies of letters testamentary). Promptly upon receipt thereof the Trustee shall mail a copy of the Termination Affidavit to the Company. After the Covered Benefits are sufficiently funded in accordance with the priorities set forth in Section 3(a), the Trustee, solely out of the Trust Fund and with no obligation otherwise to make any payment, shall, as soon as administratively practicable and in conformity with the instructions set forth in the Payment Schedule, make payments to a Covered Person at the times and in the manner set forth in the Payment Schedule last received by the Trustee with respect to such Covered Person and consistent with the information set forth in the Termination Affidavit. The Trustee may rely on and shall be fully protected in relying on the contents of a Termination Affidavit and all documentation and other information provided to it by the Company for all purposes under this Trust Agreement as if the Plan were deemed funded and the Company was a "named fiduciary" as such term is defined in ERISA.

	(d)	After the Covered Benefits are sufficiently funded in
accordance with the priorities set forth in Section 3(a), the Trustee shall make payments to Covered Persons in the order in which the Termination Affidavits for these Covered Persons are received by the Trustee. In the event that the Trustee receives more than one Termination Affidavit on the same day and the Trust Fund does not contain assets sufficient to make all of the payments otherwise required as a result of the receipt of such Termination Affidavits, the Trustee, after the payment of all of its unpaid compensation and expenses, shall distribute the balance of the Trust Fund to Covered Persons who have submitted such Termination Affidavits on a pro-rata basis.

	(e)	The Trustee shall not make any payments to Covered Persons
from the Trust Fund except as provided in Section 3 even though it may be informed by another source that payments are due under the Plan.
The Trustee shall have no duty to determine the propriety or amount of such payments or the rights of any person in the Trust Fund.

	(f)	Upon the execution of this Trust Agreement, the Company
shall deliver to the Trustee a list of current Covered Persons and the corresponding present value of their accrued benefits under the Plan, substantially in the form of Exhibit A and any initial Payment Schedules substantially in the form of Exhibit B. The Company may, from time to time, add additional Covered Persons to the list included in Exhibit A and/or additional Payment Schedules to the Trust
Agreement and may, from time to time, amend the present value amounts set forth in Exhibit A and/or the Payment Schedules then in effect or substitute new Payment Schedules without the written consent of the Covered Person or Covered Persons to whom such Payment Schedules relate; provided, however, that following the Change in Control, only the Independent Actuary may amend or otherwise revise any present value amount set forth in Exhibit A and the Company shall not have the power to add or substitute Payment Schedules nor may the Company amend a Payment Schedule without the written consent of the Covered Person to whom such Payment Schedule relates. The Trustee may rely on and shall be fully protected in relying on the contents of Exhibit A or of a Payment Schedule for all purposes under this Trust Agreement without inquiry until it receives an amendment thereto or a new Payment
Schedule in substitution thereof to the extent permitted hereunder.

	(g)	At the time that the Company first submits a Payment
Schedule with respect to a Covered Person, it shall provide the identity of the spouse to whom such Covered Person is then legally married. The Trustee is entitled to treat the spouse named in a Payment Schedule in its possession as of the date of a Covered Person's death as the Covered Person's Surviving Spouse, unless prior thereto it is actually in receipt of a revised Payment Schedule from the Company identifying a different person as the Covered Person's spouse.

	(h)	The Trustee shall notify the Company as to the identity of
Covered Persons who have received payment from the Trust and the amount of such payments.

	(i)	If the Trust assets are not sufficient to make payment of
Covered Benefits due under the Plan (after application of the ordering rules set forth above), the Company shall make each such payment (or the balance of each such payment) as it falls due.

	(j)	The Company shall determine or cause to be determined the
amount required to be withheld under federal, state and local wage withholding requirements or otherwise, and shall direct the Trustee to withhold such amount and to pay or cause to be paid to the appropriate governmental authority the amounts so withheld. The Trustee may rely on instructions from the Company as to any required withholding and shall be fully protected in relying upon such instructions.

	(k)	Except as otherwise provided herein, in the event of any
final determination by the Internal Revenue Service or a court of competent jurisdiction, which determination is not appealable or the time for appeal or protest of which has expired, or the receipt by the Trustee of a substantially unqualified opinion of tax counsel selected by the Trustee, which determination determines, or which opinion opines, that the Covered Persons or any particular Covered Person, is subject to federal income taxation on amounts held in Trust hereunder prior to the distribution to the Covered Persons or Covered Person of such amounts, the Trustee shall, on receipt by the Trustee of such opinion, court order or assessment which forms the basis of such determination, pay to each Covered Person the portion of the Trust includible in such Covered Person's federal gross income.

Section 4.  Insolvency.

	(a)	It is the intent of the parties hereto that the Trust is
and shall remain at all times subject to the claims of the general creditors of the Company. Accordingly, the Company shall not create a security interest in the Trust in favor of the Covered Persons or any creditor. If the Trustee receives the notice provided for in Section 4(b), or the Trustee is served with any order, process or paper from which it appears that an allegation to the effect that the Company is Insolvent has been made in a judicial proceeding or the Trustee has actual knowledge of a current report or statement from a nationally recognized credit reporting agency or from a Reliable Source to the effect that the Company is Insolvent, the Trustee shall hold the Trust Fund for the benefit of the Company's creditors, and shall resume payment of Covered Benefits under this Trust Agreement in accordance with Section 3 hereof only upon receipt of an order of a court of competent jurisdiction authorizing such payment or if the Trustee has actual knowledge of a current report or statement from a nationally recognized credit reporting agency or a Reliable Source to the effect that the Company is not Insolvent; provided, however, that in the event that payment of Covered Benefits was discontinued by reason of a court order or injunction, the Trustee shall resume payment of Covered Benefits only upon receipt of an order of a court of competent jurisdiction authorizing such payment. The Trustee shall have an affirmative duty to monitor the Company's solvency status after the payment of Covered Benefits has been suspended due to the Company's Insolvency. The Trustee shall resume distribution of Trust assets to the Covered Persons under the terms hereof, upon no less than ten (10) days' advance notice to the Company, if it determines that the Company was not, or is no longer, Insolvent.

	(b)	The Company, through its Chief Financial officer, shall
advise the Trustee promptly in writing of the Company's Insolvency.

	(c)	If the Trustee discontinues payment of Covered Benefits
pursuant to Section 4(a) and subsequently resumes such payment, the first payment to a Covered Person following such discontinuance shall include an aggregate amount equal to the difference between the payments which would have been made to such Covered Person under this Trust Agreement but for Section 4(a) and the aggregate payments actually made to such Covered Person by the Company (as certified to the Trustee by the Covered Person in writing) during any such period of discontinuance, plus interest on such amount at a rate equivalent to the net rate of return earned by the Trust Fund during the period of discontinuance.

	(d)	In the event that at any time any amount is paid from the
Trust Fund to creditors of the Company, the Company, shall upon demand by the Trustee, and subject to an order of a court of competent jurisdiction, deposit into the Trust Fund a sum equal to the amount paid by the Trust Fund to such creditors.

	(e)	The Trustee shall not be liable to any person or entity in
the event Covered Benefits are discontinued pursuant to Section 4(a).

Section 5.	Payments to the Company.

	(a)	In the event that the fair market value of the assets of
the Trust exceeds one hundred and ten percent (110%) of the Required Funding Amount upon any recalculation of such amount required by this Trust Agreement, the Trustee shall promptly return any such excess to the Company, subject to the provisions of Section 4 in all events.

	(b)	Except as provided in Section 5(a), the Company shall have
no right or power, either before or after the Change in Control, to direct the Trustee to return to the Company or to transfer to others any of the assets of the Trust before the payment of all benefits under the Plan to the Covered Persons.

Section 6.	Trustee.

	(a)	The duties and responsibilities of the Trustee shall be
limited to those expressly set forth in this Trust Agreement, and no implied covenants or obligations shall be read into this Trust
Agreement against the Trustee.

	(b)	After receiving notification from the Company that the
Change in Control has occurred, the Trustee shall have the duty to enforce the provisions of this Trust Agreement, including, without limitation, the duty to commence an action against the Company to compel the performance of any of its funding obligations under the terms of this Trust Agreement in the event that the Trustee determines, in its discretion, that the Company's failure to perform constitutes a material breach of any such obligations. Except as otherwise provided herein, in any action or proceeding affecting the Trust, the only necessary parties shall be the Company, the Trustee and the Covered Persons with respect to whom Covered Benefits are then held in the Trust and, except as otherwise required by applicable law, no other person shall be entitled to any notice or service of process.
 Any judgment entered in such an action or proceeding shall, to the maximum extent permitted by applicable law, be binding and conclusive as to all persons having or claiming to have an interest in the Trust.

	(c)	If all or any part of the Trust is at any time attached,
garnished, or levied upon by any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by a court affecting such property or any part thereof, then and in any of such events the Trustee is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree, and it shall not be liable to the Company or any Covered Person by reason of such compliance even though such order, writ, judgment or decree subsequently may be reversed, modified, annulled, set aside or vacated.

	(d)	The Trustee shall, as soon as practicable following its
receipt of notification from the Company that the Change in Control has occurred, appoint an Independent Actuary from the list of actuarial consultants set forth in Exhibit F for purposes of recalculating the Required Funding Amount as of the date of the Change in Control. The Required Funding Amount shall be recalculated by the Independent Actuary on the basis of the information furnished to it by the Company in accordance with Section 9(f), within fifteen (15) days of receipt thereof, and in consultation with the Trustee, using reasonable actuarial assumptions set forth in the Plan. The Trustee shall notify the Company of the recalculated Required Funding Amount as of the date of the Change in Control as soon as practicable following certification of such amount by the Independent Actuary.
The Trustee shall also, as soon as practicable following its receipt of notification from the Company that the Change in Control has occurred, but in no event later than five (5) days thereafter, determine the current fair market value of the Trust assets in accordance with the provisions of Section 7(k) as of the date of such Change in Control and shall promptly notify the Company of such value.
 The Trustee shall thereafter direct the Independent Actuary to recalculate the Required Funding Amount as of the last day of the calendar year in which the Change in Control occurred, provided such date is more than six (6) months after the date of such Change in Control, and the last day of each subsequent calendar year. The Trustee shall promptly notify the Company of each recalculation of the Required Funding Amount as soon as practicable following certification of such amount by the Independent Actuary. The Trustee may, in its sole discretion, remove the Independent Actuary at any time and appoint a successor thereto.

	(e)	The Trustee shall maintain such books, records and
accounts as may be necessary for the proper administration of the Trust. The Trustee shall render to the Company, within forty-five
(45) days after each December 31 following the creation of this Trust until the termination of this Trust, an accounting with respect to the Trust as of each such December 31 (and as of the date of such termination). Unless the Company shall have filed with the Trustee written exceptions or objections to any such account within one hundred eighty (180) days after receipt thereof, the Company shall be deemed to have approved such account, and in such case the Trustee shall be forever released and discharged with respect to all matters and things reported in such account as though it had been settled by a decree of a court of competent jurisdiction in an action or proceeding to which the Company was a party.

	(f)	The Trustee shall not be liable for any act taken or
omitted to be taken hereunder if taken or omitted to be taken by it in good faith. The Trustee shall also be fully protected in relying upon any notice given hereunder which it in good faith believes to be genuine, executed and delivered in accordance with this Trust.

	(g)	The Trustee may consult with legal counsel to be selected
by it, and the Trustee shall not be liable for any action taken or suffered by it in accordance with the advice of such counsel. The Trustee may hire agents, accountants, other actuaries and financial consultants. The reasonable fees of the Independent Actuary, such counsel, agents, accountants, other actuaries, and financial consultants shall be deemed "expenses" under Section 6(h).

	(h)	The Trustee shall be reimbursed by the Company for its
reasonable expenses incurred in connection with the performance of its duties hereunder and shall be paid reasonable fees for the performance of such duties as set forth on Exhibit D, as from time to time amended by the Company and the Trustee.

	(i)	Except where Trustee has been grossly negligent,
imprudent, or has acted in a manner which is willfully or intentionally wrongful, the Company agrees to indemnify and hold harmless the Trustee from and against any and all damages, losses, claims or expenses (including expenses of investigation and fees and disbursements of counsel to the Trustee and any taxes imposed on the Trust or income of the Trust) arising out of or in connection with the performance by the Trustee of its duties under this Trust Agreement. Any amount payable to the Trustee under Section 6(h) or (i) and not previously paid by the Company shall be paid by the Company promptly upon demand therefor by the Trustee or, if the Trustee so chooses in its sole discretion, from the Trust. In the event that payment is made hereunder to the Trustee from the Trust, the Trustee shall promptly notify the Company in writing of the amount of such payment.
 The Company agrees that, within thirty (30) days of receipt of such notice, it will deliver to the Trustee to be held in the Trust an amount in cash, marketable securities or a combination thereof, equal to any payments made from the Trust to the Trustee pursuant to Section 6(h) or (i). The failure of the Company to transfer any such amount shall not in any way impair the Trustee's right to indemnification, reimbursement and payment pursuant to Section 6(h) or (i).

	(j)	The Trustee may resign and be discharged from its duties
hereunder at any time by giving notice in writing of such resignation to the Company specifying a date (not less than ninety (90) days after the giving of such notice) when such resignation shall take effect. Promptly after such notice, the Company (or, if the Change in Control shall previously have occurred, the Company with the approval of at least seventy-five percent (75%) of the then Covered Persons (other than those individuals having the status of a Covered Person as a result of being a Surviving Spouse of a Covered Person who are not then receiving payments from the Trust) (hereinafter referred to as "Interested Parties")) shall appoint a successor trustee, such trustee to become Trustee hereunder upon the resignation date specified in such notice. If the Company and such Interested Parties are unable to so agree upon a successor trustee within ninety (90) days after such notice, the Trustee shall be entitled, at the expense of the Company, to petition a United States District Court or any of the courts of the State of New York having jurisdiction to appoint its successor. The Company (or, if a Change in Control shall previously have occurred, the Company with the approval of at least seventy-five percent (75%) of all persons who are Interested Parties or at least seventy-five percent (75%) of all persons who are Interested Parties acting independently of the Company and on their own behalf) may at any time remove the Trustee and substitute a new trustee by giving ninety (90) days notice thereof to the Trustee then acting. The Trustee shall continue to serve until its successor accepts the trust and receives delivery of the Trust Fund. In the event of such a resignation or removal, the Trustee shall duly file an accounting as described in
Section 6(e) with the Company and, if applicable, the duly authorized representative(s) of the Interested Parties who have removed the Trustee without the participation of the Company, as the case may be, for the period since the last previous accounting of the Trust. If written objections to such accounting are not filed by the Company as provided in Section 6(e), the Trustee shall, to the maximum extent permitted by applicable law, be forever released and discharged from all liability and accountability with respect to the propriety of its acts and transactions shown in such accounting. For purposes of the preceding sentence, in the event that a requisite number of Interested Parties shall act to remove the Trustee without the participation of the Company, then the duly authorized representative(s) of such Interested Parties shall have the right to file written objections to the Trustee's accounting under Section 6(e), in lieu of the Company.

Section 7.	Investments.

	(a)	In exercising its powers under this Section 7, the Trustee
shall invest and reinvest the Trust Fund in accordance with the Investment Guidelines issued by the Company which are appended hereto as Exhibit E. The Company may, from time to time, prior to a Change in Control amend the Investment Guidelines then in effect or substitute new written Investment Guidelines. Such guidelines may both (i) direct the Trustee to segregate any portion of the Trust Fund held by it in one or more separate accounts to be known as Investment Manager accounts, and (ii) provide for the specific allocation of investment responsibilities among the Trustee and any Investment
Manager as may be appointed by the Company to manage an Investment
Manager account prior to the Change in Control. Until the Trustee receives new Investment Guidelines, the Trustee may rely on and shall be fully protected in relying on the last Investment Guidelines it has received.

	(b)	As used herein, "Investment Manager" shall have the
meaning set forth under Section 3(38) of ERISA.

	(c)	To the extent that the Trust Fund has not been segregated
into one or more Investment Manager accounts or if the Trustee is informed in writing that the Investment Manager(s) has resigned, was removed or is no longer a qualified Investment Manager, the assets of the Trust Fund or of the affected Investment Manager Account shall be managed by the Trustee. The Board of Directors of the Company, shall appoint in writing an Investment Manager(s) for each such Investment Manager account and shall contemporaneously give written notice of said appointment to the Trustee in accordance with the terms of this Trust Agreement. Such Investment Manager(s) shall have full discretion and authority to invest, reinvest or dispose of the assets of the Trust Fund in the Investment Manager account. The Trustee shall follow the directions of the Investment Manager(s) with respect to the account of such Investment Manager(s) in exercising the powers granted in this Section. All directions given by the Investment Manager(s) to the Trustee may be in writing, signed by an officer (or a partner) of the Investment Manager(s), or by such other person or persons as may be designated by an officer (or a partner) of the Investment Manager(s), may be given orally by such person or may be transmitted to the Trustee by such other means of communication as the Investment Manager(s), with the consent of the Trustee, may deem appropriate or necessary. The Investment Manager(s) may directly place orders for the purchase or sale of securities, subject to such conditions as may be approved by the Company authorizing the Investment Manager(s) to effect transactions directly for its Investment Manager account, provided that the Trustee shall nevertheless retain custody of the assets comprising said account.
The Trustee shall be under no duty to question, or make inquiries as to, any action or direction of any Investment Manager(s) taken as provided herein, or any failure to give directions, or to review the securities held in any Investment Manager account, or to make suggestions to the Investment Manager(s) or the Company with respect to investment, reinvestment of, or disposition of investments in any Investment Manager account. The Company, by written notice to the Trustee, may at any time terminate the authority of an Investment Manager(s) to direct the investments of the account of such Investment Manager(s).

	(d)	Unless the Trustee participates knowingly in, or knowingly
undertakes to conceal, an act or omission of the Investment
Manager(s), knowing such act or omission to be a breach of the fiduciary responsibility of the Investment Manager(s) with respect to the Trust, the Trustee shall not be liable for any act or omission of the Investment Manager(s) and shall not be under any obligation to invest or otherwise manage the assets of the Trust that are subject to the management of the Investment Manager(s) and, to the maximum extent permitted by law, the Trustee shall have no liability or responsibility for acting or not acting in accordance with any written direction of the Investment Manager(s), or failing to act in the absence of any such direction. The Company agrees, to the extent permitted by law, to indemnify the Trustee and hold it harmless from and against any claim or liability that may be asserted against it, otherwise than on account of the Trustee's own gross negligence or willful misconduct, by reason of the Trustee's taking or refraining from taking any action in accordance with this Section, including, without limiting the generality of the foregoing, any claim or liability that may be asserted against the Trustee on account of failure to receive securities purchased, or failure to deliver securities sold, pursuant to orders issued by the Investment
Manager(s) directly to a broker or dealer.

	(e)	Except to the extent that an Investment Manager(s) has
been appointed by the Company, as more particularly described in
Section 7(c), the Trustee shall have and exercise all powers and authority under this Trust Agreement necessary to enable it to manage, acquire, or dispose of any assets of the Trust in accordance with the Investment Guidelines and the following provisions of this Section 7.

	(f)	Subject to the Investment Guidelines, the Trustee may
cause the Trust to be invested and reinvested in every kind of investment including, without limitation, publicly-traded or privately-placed equity and debt interests of all kinds issued by domestic or foreign governments, business organizations, limited partnerships, investment companies and trusts, or other entities, convertible securities or all kinds, exchange-traded put and call option contracts, forward placement and optional delivery contracts, financial futures contracts, interest-bearing deposits in any depository institution (including the Trustee or any affiliate of the Trustee), money market securities of all kinds, fee interests in, and mortgages, trust deeds, and leaseholds with respect to real property and collective investments as described in Section 7(g). Notwithstanding anything in this Trust Agreement to the contrary, the Trustee may hold uninvested and without liability for interest such part of the Trust as may be reasonably necessary for orderly administration of the Trust.

	(g)	Subject to the Investment Guidelines and the following
provisions of this Section 7(g), the assets of the Trust may be invested and reinvested, in whole or in part, in any common or collective investment fund (referred to as "fund") maintained by the Trustee for which the Trust is an eligible participant. Notwithstanding any other provision of this Trust Agreement, to the extent Trust assets are invested in any such fund, the terms of the fund's governing instrument solely shall govern the investment responsibilities and powers of the entity responsible for management of the fund (referred to as "fund manager"), and the terms of such governing instrument shall be incorporated into this Trust Agreement.
 The value of any interest in a fund held by the Trust shall be the fair market value of the interest as determined by the fund manager in accordance with the fund's governing instrument. For purposes of valuation of the Trust assets, the Trustee shall be entitled to rely conclusively on the value reported by the fund manager.

	(h)	The Trustee shall have and exercise, with respect to Trust
investments, all the powers of an absolute owner including, without limitation, the following powers:

		(1)	To sell, at public or private sale, for cash or on
credit, for such consideration and upon such other terms and conditions as may be deemed appropriate;

		(2)	To exercise options, conversion privileges,
subscription rights, or other rights given the owner of securities; to vote stock in person or by proxy, with or without power of substitution; to consent to, oppose, or participate in any reorganization, consolidation, merger, readjustment of financial structure, or other changes in property rights of the owner of securities; and to deposit securities with any protective or reorganization committee, delegate to such committee all power and authority as may be deemed appropriate, and pay from the Trust an appropriate portion of the reasonable compensation and expenses of such committee;

		(3)	To renew, extend, or foreclose by judicial
proceeding or otherwise, any obligation held in the Trust;

		(4)	To subdivide, develop, improve, lease (for a term
within or beyond the existence of the Trust), grant options to purchase, or purchase options to acquire, any real property held in the Trust; to make ordinary and extraordinary repairs and alterations to buildings; to raze buildings and to erect new buildings; and to purchase such insurance on behalf of the Trust and at its expense including, without limitation, public liability, fire and extended coverage, rent insurance and such other insurance covering such other insurable risks as may be deemed appropriate;

		(5)	To appoint ancillary or subordinate trustees or
custodians to hold title to or other indicia of ownership of property of the Trust in those jurisdictions, domestic or foreign, in which the Trustee is not authorized to do business and to define the scope of the responsibilities of each such ancillary or subordinate trustee or custodian; and

		(6)	To acquire or hold any securities or other property
even though the Trustee or any affiliate of the Trustee may have invested or may thereafter invest its own or other funds in the same or related securities or property, the principal or interest of which may be payable at different times or rates, or may have a different rank or priority.

	(i)	In its administration of the Trust, the Trustee shall have
and exercise whatever powers are necessary to discharge its obligations and exercise its rights under this Trust Agreement including, without limitation, the following powers:

		(1)	To collect income generated by the Trust investments
and proceeds realized on the sale or disposition of assets, and to hold the same pending reinvestment or distribution in accordance with this Trust Agreement;

		(2)	To register Trust property in the Trustee's own
name, in the name of a nominee, or in bearer form, provided the Trustee's records and accounts show that such property belongs to the Trust;

		(3)	To combine certificates representing securities with
certificates of the same issue held by the Trustee for other fiduciary accounts;

		(4)	To deposit securities with a securities depository
and to permit the securities so deposited to be held in the name of the depository's nominee, and to deposit securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof, including securities evidenced by book entry rather than by certificate, with the U.S. Department of the Treasury, a Federal
Reserve Bank, or other appropriate custodial entity, in the same account as the Trustee's own property, provided the Trustee's records and accounts show that such securities belong to the Trust;

		(5)	To hold securities issued by a foreign government or
business entity at a foreign office of the Trustee or any of its affiliates, or to deposit such securities with a foreign securities depository or bank regulated by a government agency or regulatory authority in the foreign jurisdiction, and to permit the securities so deposited to be held in the nominee name of the depository or bank, provided the Trustee's records and accounts show that such securities belong to the Trust;

		(6)	To settle securities trades through a securities
depository using an institutional delivery system, in which event the Trustee may deliver or receive securities in accordance with appropriate trade reports or statements given the Trustee by such depository;

		(7)	To settle payment or delivery transactions pursuant
to spot or forward currency contracts entered into on the Trust's behalf with a foreign currency dealer;

		(8)	To execute promissory notes and to encumber the
Trust or any of its assets by mortgage, deed of trust, pledge, or otherwise as security; and

		(9)	In accordance with the Company's direction, to
commence or defend lawsuits or administrative proceedings, to compromise, arbitrate, or settle claims or debts in favor of or against the Trust, to select counsel acceptable to the Trustee to conduct, subject to the Company's direction and control, the prosecution, defense, or negotiation of any litigation or settlement, and to pay from the Trust all costs and reasonable attorneys' fees in connection therewith.

	(j)	With respect to that portion of the Trust Fund it manages
the Trustee shall account for any distinction between principal and income of the Trust. The Trustee's records and accounts relating to the Trust shall be available at reasonable times for inspection by the Company or its authorized representatives.

	(k)	As of each accounting date specified in Section 6(e) and
the date of the Change in Control, as provided in Section 6(d), the Trustee shall determine the current fair market value of the Trust assets, and shall include such information in accounting to the Company. Valuations of Trust assets shall be subject to the following provisions:

		(1)	The Trustee shall determine fair market value based
on sources considered reliable by the Trustee including, without limitation, (i) newspapers of general circulation, (ii) standard financial periodicals and publications, (iii) statistical and valuation services, (iv) records and reports of securities exchanges and brokerage firms deemed reliable by the Trustee, or (v) any combination of such sources. If the Trust consists of real property, the Trustee shall obtain a written appraisal of the property by a qualified appraiser and may rely on such appraisal, provided that such reliance is reasonable and in good faith.

		(2)	If the Trustee is unable to determine fair market
value from the above-mentioned sources, the Trustee may rely on information furnished by the Company, appraisers, or other sources.
The Trustee will not be liable for an inaccurate valuation based in good faith on such information. The Trustee shall pay from the Trust to third parties all reasonable costs incurred in obtaining asset valuation services in connection with the discharge of its obligations under this Section 7(k).


	(l)	All directions, notices, and other communications required
or permitted by this Trust Agreement shall be in writing, shall be addressed to the party to be notified at the address set forth below and shall be delivered by mail, personal delivery, telecopy, mailgram, telegram or telex:

		If to the Company:

		Chock full o'Nuts Corporation
		370 Lexington Avenue
		New York, New York 10017
		Attn:  Howard M. Leitner

		If to the Trustee:

		IBJ Schroder Bank & Trust Company
		One State Street
		New York, New York 10004
		Attn: Retirement Plan Services Group

	The Trustee may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

		(1)	Any notice, direction, certification, approval or
other writing of the Company, if evidenced by an instrument signed by an authorized officer.

		(2)	Any notice, direction, certification, approval or
other writing, oral or other transmitted form of instruction received by the Trustee and believed by it to be genuine and to be sent by or on behalf of the Administrative Committee of the Plan;

		(3)	Any copy of a resolution of the Board of Directors
of the Company, if certified by the Secretary or an Assistant
Secretary of the Company under its corporate seal;

		(4)	Any notice, direction, certification or other
writing, oral or other transmitted form of instructions of an Investment Manager appointed by the Administrative Committee of the Plan, received by the Trustee, and believed by it to be genuine and to be sent by such Investment Manager.

The Trustee may, in its discretion, accept directions or notices given by telephone or any form of electronic communication, other than those specified above, unless and until the Trustee is notified in writing by the Company that such alternative forms of communication are not authorized. If the Trustee chooses to accept one or more of such alternative methods of communication, the Company shall be required to follow reasonable procedures adopted by the Trustee for written confirmation thereof.

	(m)	Any corporation or association (i) into which the Trustee
may be merged or with which it may be consolidated, (ii) resulting from any merger, consolidation, sale or reorganization to which the Trustee may be a party, or (iii) to which all or substantially all of the fiduciary business of the Trustee may be transferred shall become a successor Trustee under this Trust Agreement without the necessity of executing any instrument or performing any further act, subject to resignation or removal of the Trustee.

	(n)	In addition to the Trustee's rights to consult counsel
under Section 6(g), the Trustee may consult with legal counsel of its choosing, including counsel for the Company, with respect to the interpretation of any or all of the Plan or this Trust Agreement, the Trustee's rights or responsibilities hereunder, any legal proceeding or question of law, or any act the Trustee proposes to take or omit, and, upon prior notice to the Company, may pay such counsel reasonable compensation from the Trust. The Trustee shall not be liable for any action taken or omitted in good faith pursuant to the advice of such counsel.

Section 8.	Amendment or Termination.

	(a)	The Company and the Trustee may amend this Trust Agreement
by an instrument in writing signed by the parties hereto together with the written consent to such amendment of at least sixty-seven percent (67%) of all persons who are Interested Parties, except that the Company may amend the Trust Agreement without the written consent of any Interested Parties, but only to the extent such amendment is required by law or is necessary or desirable to prevent adverse tax consequences to Covered Persons. In the event that the Company proposes to adopt an amendment to the Trust Agreement after the Change in Control which is required by law or is necessary or desirable to prevent adverse tax consequences to Covered Persons, the Company shall provide the Trustee with an opinion of counsel reasonably acceptable to the Trustee and in form and substance satisfactory to the Trustee to that effect. The Trustee may rely and shall be fully protected in relying on such an opinion without inquiry.

	(b)	The Trust shall terminate upon the final payment of all
Covered Benefits due and payable to all of the Covered Persons under the Plan. After the Trustee's final accounts have been settled in accordance with Section 6 hereof and after receipt of any unpaid fees and expenses, the Trustee shall distribute the balance of the Trust Fund as directed by the Company.

Section 9.  General Provisions.

	(a)	The Company shall, at any time and from time to time, upon
the reasonable request of the Trustee, execute and deliver such further instruments and do such further acts as may be necessary or proper to effectuate the purposes of this Trust Agreement.

	(b)	This Trust Agreement sets forth the entire understanding
of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, arrangements and understandings relating thereto. This Trust Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives.

	(c)	This Trust Agreement shall be governed by and construed in
accordance with the laws of the State of New York, other than and without reference to any provisions of such laws regarding choice of laws or conflict of laws.

	(d)	In the event that any provision of this Trust Agreement or
the application thereof to any person or circumstances shall be determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Trust Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Trust Agreement shall be valid and enforced to the fullest extent permitted by law.

	(e)	Benefits payable to a Covered Person under this Trust
Agreement may not be anticipated, assigned, alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process.

	(f)	The Company shall maintain or cause to be maintained
individual records reflecting the amount of the Covered Benefits payable or accrued under the Plan for each Covered Person and the present value thereof. The Company shall, as soon as practicable following the Change in Control, and from time to time thereafter, provide or cause to be provided to the Independent Actuary all information necessary to recalculate the Required Funding Amount in accordance with Section 6(d), including, without limitation, the following information:

		(1)	The amount of each Covered Person's Covered Benefit
under the Plan,

		(2)	Any other information requested by the Independent
Actuary that is reasonably required to enable the Independent Actuary to fulfill its duties to the Trustee, as described in this Trust
Agreement.

	(g)	The Company shall, as soon as practicable following the
date of this Trust Agreement and from time to time thereafter, provide or cause to be provided to the Trustee all information necessary to effect payment of Covered Benefits from the Trust including, without limitation, the following information:

		(1)	The names, social security numbers and addresses of
all Covered Persons.

		(2)	Any other information requested by the Trustee that
is reasonably required by the Trustee in administering this Trust
Agreement.

	(h)	The Company shall prepare and file or cause to be prepared
and filed all applicable federal and state income tax returns of the Trust, any withholding reports required by applicable federal, state, and local wage withholding laws and any form required by applicable law to report compensation of Covered Persons and beneficiaries. The Trustee shall be entitled to rely on the accuracy of any such form prepared and filed by the Company or caused to be prepared and filed by the Company and the Trustee shall not be liable for acting in accordance with instructions given to the Trustee in handling or processing any such form if necessary.

	(i)	The Company represents that it has consulted with and has
been advised by its professional advisers and/or counsel concerning the legality and propriety of this Trust Agreement.


	(j)	The Trustee may disclose the existence, nature, terms, and
conditions of the Trust and/or this Trust Agreement whenever, in the Trustee's judgment, it is necessary or proper in the administration of the Trust.



CHOCK FULL O'NUTS
CORPORATION







Attest:

By:










Attest:

IBJ SCHRODER BANK & TRUST
COMPANY, AS TRUSTEE


By:



	EXHIBIT A
CHOCK FULL O'NUTS CORPORATION
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(SPRINGING) TRUST


LIST OF COVERED PERSONS



		Pursuant to Section 3(f) of the Trust Agreement, dated as of
September 14, 1998 , between Chock full o'Nuts Corporation (the
"Company") and IBJ Schroder Bank & Trust Company, as Trustee, the
Company provides the following list of Covered Persons and the respective present values of their accrued benefits under the Plan:


COVERED  PERSON
PRESENT VALUE OF
ACCRUED PLAN BENEFIT *
BAER, PETER
$          0
CULLEN, MARTIN
0
DONNELL, TOM G.
18,631
FAZZARI, ANTHONY
56,116
GOLDBERG, MATTHEW
0
GOLDMAN, MICHAEL E.
4,771
HAAS, MARVIN
100,584
KASSAR, RICHARD A.
24,868
LAPIN, KENNETH A.
1,957
LEITNER, HOWARD M.
100,332
WEISE, STEPHEN
0


TOTAL - INITIAL REQUIRED
FUNDING AMOUNT
$307,259


	EXHIBIT B
CHOCK FULL O'NUTS CORPORATION
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(SPRINGING) TRUST

PAYMENT SCHEDULE

______________, 199__


		Pursuant to Section 3(f) of the Trust Agreement, dated as of
September 14, 1998, between Chock full o'Nuts Corporation (the
"Company") and IBJ Schroder Bank & Trust Company, as Trustee, the
Company provides a Payment Schedule with respect to the following
Covered Person:


NAME AND ADDRESS OF COVERED PERSON:

SOCIAL SECURITY NUMBER:

NAME OF SPOUSE:

ADDRESS:

SOCIAL SECURITY NUMBER:

	(1)	The above captioned Covered Person under the Chock full
o'Nuts Corporation Supplemental Executive Retirement Plan has submitted a Termination Affidavit indicating that he/she is a Covered Person and entitled to a Covered Benefit under the Plan. The Covered Person shall receive ______________ per month commencing on ____________, ______, and ending on _____________,________.

	(2)	There is no federal income tax withholding obligation on
these amounts.


					CHOCK FULL O'NUTS CORPORATION



Dated:________________________	By:


	EXHIBIT B

CHOCK FULL O'NUTS CORPORATION
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(SPRINGING) TRUST

AMENDMENT TO PAYMENT SCHEDULE


THE COVERED PERSON MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN
AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE IN
CONTROL OF CHOCK FULL O'NUTS CORPORATION



	The undersigned Covered Person to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.


Dated: _________________, 19___




		                    Covered Person's Signature

	EXHIBIT C
CHOCK FULL O'NUTS CORPORATION
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(SPRINGING) TRUST


	TERMINATION AFFIDAVIT


	I, __________________, under penalties of perjury, do hereby solemnly affirm (i) that, pursuant to Section 3(c) of the Trust Agreement between IBJ Schroder Bank & Trust Company (the "Trustee") and Chock full o'Nuts Corporation (the "Company"), dated as of September 14, 1998 (the "Trust Agreement"), I am providing this Termination Affidavit to the Trustee and the Company in order to secure the benefits to which I am entitled under such Trust Agreement and the Chock full o'Nuts Corporation Supplemental Executive Retirement Plan (the "Plan"); (ii) that my employment with the Company terminated on ______________ ___, 19__; (iii) that I am entitled to a Covered Benefit with respect to the Plan and that I am fully vested under the Plan in my benefits.**




Covered Person's Signature

	*    *    *    *


STATE OF				)
				) ss.:
COUNTY OF			)

 	On this ____ day of ________, 199_, before me personally came ______________, to me known, who, being by me duly sworn, said that the statements herein are all true and correct.



		                      	Notary Public
		                      	Commission Expires:

	EXHIBIT D

CHOCK FULL O'NUTS CORPORATION
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(SPRINGING) TRUST

TRUSTEE'S FEE SCHEDULE



See attached letter from IBJ Schroeder to Chock full O'Nuts Corporation dated September 4 detailing the fee schedule.

	EXHIBIT E

CHOCK FULL O'NUTS CORPORATION
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(SPRINGING) TRUST

TRUSTEE'S INVESTMENT GUIDELINES


Money market funds or U.S. three month Treasury securities.

	EXHIBIT F


CHOCK FULL O'NUTS CORPORATION
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(SPRINGING) TRUST


ACTUARIAL CONSULTANTS WHICH MAY BE
APPOINTED AS "INDEPENDENT ACTUARY"


Lloyd A. Katz, F.S.A., M.A.A.A., of The Segal Company, whose address is 1 Park Avenue, New York, New York 10016-5895 (Tel. No. (212) 251-5000)

David C. Nearpass, F.S.A., Principal and Consulting Actuary, Buck
Consultants, whose address is 1801 K Street, N.W., Suite 205L,
Washington, D.C. 20006 (Tel. No. (202) 296-7264).
*	Present Value calculations are as of
August 1, 1998 and reflect a discount rate of 7.5%.
**	If the Affidavit is being made by the Covered Person's
beneficiary, a statement of the date of death of the Covered Person must be added.

(..continued)




R&O-363426.3

	- 25 -

R&O-363426.3